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                                                                    EXHIBIT 10.9


                                    LEASE SUMMARY

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TITLE OF LEASE:            Agreement

DATE OF LEASE:             June 27, 1996

LESSOR:                    Wuhan Zhong Nan Chemical Distribution Company

LESSEE:                    Brighton Elevator Corporation Limited Wuhan
                           Representative Office
                           The Brighton Industries Corporation Wuhan
                           Representative Office

PROPERTY OR SUITE LEASED:  2 Hang Kong Road
                           Rooms 3-5
                           Wuhan City, China

TERM:                      October 1, 1996 - October 1, 1998

TERMINATION RIGHTS:        3 months prior notice

RENEWAL OPTIONS:           Subject to negotiation upon termination

RENT:                      RMB $64,800/annum (U.S. $8,000/annum)
                           Increased by 5% after the first year

ASSIGNMENT:                Not permitted

GOVERNING JURISDICTION:    China

COMMENT: Original lease signed by Brighton Elevator. The Brighton Industries Corporation takes over lease October 1, 1997.

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